                                   KAP-AAFC
                             PRODUCTION AGREEMENT


        This Agreement (the "Agreement"), entered into this ___day of July 1997, by and between KING ARTHUR PRODUCTIONS, L.L.C. ("KAP") and AMERICAN ARTISTS FILM CORPORATION ("AAFC").

                                  WITNESSETH:


        WHEREAS, KAP owns the rights to a documentary film/television program called
                      WINDOWS OF HEAVEN ("WINDOWS"), and

        WHEREAS, AAFC is a film production company that regularly produces documentary film/television programs, and

        WHEREAS, KAP and AAFC desire to work together to produce and distribute the WINDOWS documentary.

        NOW, THEREFORE, for and in consideration of the mutual promises, obligations and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties intending to be and being legally bound, do hereby agree as follows:

                                  ARTICLE ONE
                                  -----------

                             PRODUCTION OF WINDOWS

                             ---------------------

        1.1 PRODUCTION RESPONSIBILITY OF AAFC.  AAFC agrees that it will be
            ---------------------------------
responsible for the production of the two-hour film/television documentary and home video called "Windows of Heaven."


        1.2 AAFC's COST OF PRODUCTION. AAFC agrees that it will be responsible
            -------------------------
for all of the costs associated with the production of WINDOWS, subject to the provisions contained herein below.

        1.3 REIMBURSEMENT OF PRODUCTION COSTS BY KAP. AAFC agrees to submit to KAP adequate documentation for all expenses incurred in the production of WINDOWS. Provided KAP receives in excess of its capital contribution in third party royalty payments from the sale of rights to WINDOWS, KAP agrees to reimburse AAFC, from those royalty payments for all its production expenses incurred in the making of WINDOWS.


                                  ARTICLE TWO
                                  -----------

                        OWNERSHIP OF WINDOWS OF HEAVEN
                        ------------------------------

        The copyright of the Program, and in all material contained therein, is and shall be jointly owned by KAP and AAFC, subject to the provisions in this Agreement. AAFC shall be responsible for obtaining all clearances and other rights necessary in order to deliver WINDOWS to third party broadcasters. Neither party shall produce or grant to any other party the right to produce any production based on WINDOWS or any of the material contained in WINDOWS without the written consent of the other party to this Agreement.


                                 ARTICLE THREE
                                 -------------

                         INVESTOR FUNDS RAISED BY KAP
                         ----------------------------

        KAP has informed AAFC that, by virtue of a private placement offering, KAP will obtain funds from investors which will be used to produce WINDOWS. Production of WINDOW as a term and condition in the offering, the investors shall receive one hundred per cent (100%) of their original investment before any production costs are reimbursed to AAFC pursuant to Paragraph 1.3 above.


                                 ARTICLE FOUR
                                 ------------

                            DISTRIBUTION OF WINDOWS
                            -----------------------

        KAP and AAFC shall negotiate and enter into a direct marketing agreement with third parties regarding the broadcast rights, film rights, and home video rights to WINDOWS. In addition KAP and AAFC shall negotiate and enter into a direct marketing agreement with a frilfillment house regarding the distribution of the home video of

WINDOWS. KAP and AAFC shall have the right and duty to consult with each other in connection with such negotiations. With regard to any other distribution of WINDOWS, the parties shall consult with each other and explore all other distribution opportunities including, but not limited to, foreign, home video, and free, satellite and cable broadcasts. All prospective distribution agreements shall be reviewed by KAP and AAFC and shall be subject to the approval of KAP, which approval shall not be unreasonably withheld or delayed. Subject to all of the provisions of this Agreement, AAFC shall be responsible for entering into the distribution agreements with third parties. The parties shall promptly provide to the other party, a copy of each distribution agreement as provided herein, and each subsequent draft or modification thereof.


                                 ARTICLE FIVE
                                 ------------

                           DISTRIBUTION OF REVENUES
                           ------------------------

        All revenues received shall be applied and paid in the following order and manner:

1) First, all sums raised by KAP by virtue of its private placement offering shall be repaid to those investors;

2) Second, all sums spent by AAFC in the production of WINDOWS, including production costs and out-of-pocket expenses;

3) Third, all remaining sums received pursuant to contracts with third parties covering the period from June 1, 1997 through December 31, 2000 shall be divided so: thirty-three (33%) per cent being paid to KAP's private placement investors, forty-six and one half (46.5) percent being paid to AAFC, fourteen and one half (14.5) per cent being paid to Arthur Cohen, and six per cent being paid to Randall Carlson; and

4) Fourth, all remaining sums received pursuant to contracts with third parties covering the period from January 1, 2001 into the future shall be divided equally between KAP and AAFC.


                                  ARTICLE SIX
                                  -----------

                                    CREDITS
                                    -------

        Credits to the parties shall be provided on all forms of WINDOWS, including but not limited to the video tape, film, laser disk, and computer disk as well as in all paid advertising and other printed materials in the following form:

        "American Artists Film Corporation in Association with King Arthur Productions, L.L.C."

        The credit set forth above shall be provided on separate cards or their graphic equivalents on the tape in an approximately equal size and with all other equal characteristics whenever a credit is given. If both KAP and AAFC logos are used in the closing credits, the KAP logo shall be the last logo shown. All other credits will be in the customary form and shall be subject to the approval of both parties, which approval shall not be unreasonably withheld or delayed.

                                 ARTICLE SEVEN
                                 -------------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

        7.1 NOTICES. Any notice contemplated or required under this agreement
            -------
shall be deemed sufficient only if in writing. It shall be deemed made when it is either hand delivered to the party or deposited in the United States Mail as Certified mail, Return Receipt Requested, with sufficient postage prepaid, and addressed to the party entitled thereto at the address shown herein for AAFC to Rex Hauck, American Artists Film Corporation, 1245 Fowler Street, N.W., Atlanta, Georgia 30308 or if for KAP to Arthur Cohen, King Arthur Productions, 544 N. Angiers Avenue, N.E., Atlanta, Georgia 30309. Such notice shall also be deemed complete when actually received by whatever means.

        7.2 REMEDIES FOR BREACH. The parties hereto agree that any controversy
            -------------------
or claim arising out of or relating to this Agreement, or the breach of this Agreement, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association in Atlanta, Georgia, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The costs and expenses of arbitration, including the fees of the arbitrators, shall be borne by the losing party or in such proportions as the arbitrators shall determine.

        7.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement of
            ----------------
the parties with respect to the matters covered by this Agreement. No other agreement, statement, or promise made by any party, or by any employee or member of any party, that is not contained in this Agreement shall be binding or valid.

        7.4 VALIDITY AND SEVERABILITY. If any provision of this Agreement is
            -------------------------
held by a
court of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall remain in full force and effect as if this Agreement had been executed without the invalid provision.

        7.5 GOVERNED BY GEORGIA LAW. This Agreement shall be governed by and
            -----------------------
construed in accordance with the laws of the State of Georgia.

        7.6 AMENDMENTS. This Agreement shall not be modified or amended except
            ----------
by a writing properly executed by each party hereto.

        7.7 CAPTIONS. Captions of the articles, sections and paragraphs of this
            --------
Agreement are for convenience and reference only, and the words contained shall not be held to modify, amplify, or aid in the interpretatiin of the provisions of this Agreement.

        7.8 ASSIGNABILITY. This Agreement shall be not be assigned, in whole or
            -------------
in part, by either party without the prior written consent of the other party.

        7.9 COUNTERPARTS. This Agreement may be executed in multiple originals,
            ------------
each of which shall be deemed an original as long as it is fully executed by both parties.

        IN WITNESS WHEREOF, the parties hereto have subscribed their names the date and year first above set forth.


                                        AMERICAN ARTISTS FILM CORPORATION


                                        By: /s/ Rex Hauck
                                           --------------------------
                                           Rex Hauck, President


                                                [CORPORATE SEAL]




                                        KING ARTHUR PRODUCTIONS, L.L.C.


                                        By: /s/ Arthur Cohen
                                           ----------------------------
                                           Arthur Cohen, Member